PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS	9 Months Ended
Sep. 30, 2024
Disclosure Of Prepayments Other Receivables And Other Assets [Abstract]
PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS	PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS

	September 30, 2024	December 31, 2023
	US$’000 (Unaudited)	US$’000

Other collaboration receivables	96,819	54,078
Other receivables	1,904	837
Lease receivables	163	1,388
VAT recoverable	4,388	717
Prepayments	9,527	12,231
Total	112,801	69,251
None of the above assets are either past due or impaired. The above balances relate to receivables for which there was no recent history of default. The Company estimated that the expected credit loss for the above receivables as at September 30, 2024 and December 31, 2023 is insignificant.